SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported): February 12, 2007

Nationstar Home Equity Loan Trust 2007-A
(Issuing Entity)

Nationstar Funding LLC
(Exact name of Depositor as specified in its charter)

Nationstar Mortgage LLC
(Exact name of Sponsor as specified in its charter)

Nationstar Funding LLC
(Exact name of Registrant as specified in its charter)

Delaware	333-130642-03	75-2851805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 North Harwood Street, Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 981-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.05.  Securities Act Updating Disclosure.

As of February 1, 2007 (the “Cut-off Date”), Nationstar Funding LLC, designated certain home equity loans (the “Additional Home Equity Loans”) to be added to Nationstar Home Equity Loan Trust 2007-A (the “Trust”) pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2007 (the “Pooling and Servicing Agreement”), among Nationstar Funding LLC, as depositor, Nationstar Mortgage LLC, as servicer and a seller, Auburn Funding, LLC, as conduit seller and The Bank of New York, as trustee. Capitalized terms used in this Item 6.05 and not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

Before giving effect to the Additional Home Equity Loans, the home equity loans in the pool totaled $700,291,616.54 as of January 1, 2007. After giving effect to the Additional Home Equity Loans, the home equity loans in the pool totaled $750,255,901.84 as of the Cut-off Date.

We have set forth information below about the home equity loans that are part of the Trust. The information dated as of the Cut-off Date, includes the Additional Home Equity Loans to the extent applicable.

 All Home Equity Loans

The following summary information with respect to all of the Home Equity Loans is as of the Cut-Off Date:

	Summary Statistics	Range (if appropriate)
Avg. Outstanding Principal Balance	$137,334	$2,622 to $948,412
Avg. Original Loan Amount	$138,572	$5,900 to $950,000
Wtd. Avg. Coupon Rate (approximate)	8.637%	6.200% to 16.600%
Wtd. Avg. Combined Loan-to-Value Ratio (approximate)	78.79%	10.00% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	350 months	63 months to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	343 months	17 months to 360 months
Wtd. Avg. Credit Score (approximate)(1)	609	390 to 814
Maximum Seasoning	107 months	0 to 107 months
Percent of Second Liens	4.76%
Percent of Loans by Aggregate Outstanding Principal Balance Secured by First Liens on:
Two- to Four-Family Properties	0.98%
All Other Properties	94.26%
Percent of Loans by Aggregate Outstanding Principal Balance Secured by Second Liens on:
Two- to Four-Family Properties	0.01%
All Other Properties	4.75%
Latest Maturity Date	February 15, 2037
Balloon Loans (as a percent of the aggregate outstanding loan balance)	32.86%
Interest Only Loans (2)	0.38%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance)(3)	0.72%

(1)

Excludes three Home Equity Loans for which a credit score is not available.

(2)

“Interest Only Loans” provide for payments of interest but not principal for the first 60 months and thereafter payment of principal and interest on a monthly basis.

(3)

Approximately 17.93% of the aggregate outstanding loan balance of all Home Equity Loans had first monthly payments due on or after February 1, 2007, so that it was not possible for these loans to be 30 days past due as of the Cut-Off Calculation Date.  Approximately 0.72% of the aggregate outstanding loan balance of all Home Equity Loans were 31 to 59 days Delinquent as of the Cut-Off Date.

The tables set forth below contain approximate statistical information as of the Cut-Off Date regarding all of the Home Equity Loans.  The sum of the percentage columns in the tables below may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF ALL HOME EQUITY LOANS (1)

State	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(2)
Alabama	9	$853,706.74	0.11%	10.113%	339	78.29%	626
Arizona	333	53,098,197.73	7.08	8.265	354	79.10	610
Arkansas	22	1,408,335.62	0.19	10.302	299	81.46	610
California	536	129,939,511.55	17.32	8.048	354	79.27	616
Colorado	66	10,096,612.01	1.35	8.811	353	84.88	597
Connecticut	59	11,574,203.16	1.54	8.298	357	81.63	613
Delaware	34	5,570,000.25	0.74	8.803	346	74.85	595
Florida	507	76,955,257.26	10.26	8.258	348	78.05	612
Georgia	137	14,064,946.05	1.87	9.687	325	81.24	591
Idaho	15	2,340,183.18	0.31	8.518	351	80.62	616
Illinois	59	5,698,903.35	0.76	9.717	322	86.21	591
Indiana	81	6,116,343.40	0.82	9.757	322	85.72	584
Iowa	24	1,312,830.55	0.17	9.580	313	84.12	589
Kansas	35	2,169,419.99	0.29	10.648	327	86.43	586
Kentucky	50	4,677,901.26	0.62	9.154	343	79.82	586
Louisiana	62	5,912,464.85	0.79	8.795	335	79.77	601
Maine	22	2,502,119.04	0.33	8.581	351	74.82	620
Maryland	186	34,117,031.30	4.55	8.262	350	75.91	610
Massachusetts	80	16,178,846.33	2.16	8.441	355	76.35	611
Michigan	73	6,265,911.38	0.84	9.315	345	81.17	601
Minnesota	14	1,253,498.55	0.17	10.097	345	70.21	596
Mississippi	34	1,526,300.00	0.20	11.924	235	84.51	552
Missouri	74	6,736,093.61	0.90	9.668	335	79.33	588
Montana	10	852,793.08	0.11	8.508	353	68.38	610
Nebraska	17	889,362.39	0.12	10.311	284	82.13	601
Nevada	94	16,967,323.47	2.26	8.446	352	78.72	616
New Hampshire	44	7,816,824.78	1.04	8.272	349	84.74	609
New Jersey	162	28,975,182.90	3.86	8.802	338	73.62	617
New Mexico	64	8,040,154.08	1.07	9.302	346	81.74	606
New York	138	21,751,796.58	2.90	8.776	337	74.49	615
North Carolina	187	18,128,017.58	2.42	9.739	328	82.87	593
North Dakota	4	255,018.87	0.03	10.150	309	69.30	618
Ohio	128	11,603,436.45	1.55	9.572	332	80.40	599
Oklahoma	65	5,307,280.98	0.71	8.779	330	78.35	623
Oregon	49	7,325,152.33	0.98	8.646	352	77.38	614
Pennsylvania	192	22,449,394.57	2.99	8.968	338	80.15	610
Rhode Island	17	3,052,718.15	0.41	8.671	331	67.86	613
South Carolina	103	9,850,462.94	1.31	10.007	315	80.84	580
South Dakota	4	406,791.04	0.05	9.319	358	91.81	630
Tennessee	95	8,706,670.77	1.16	9.594	313	85.80	591
Texas	1,153	104,051,636.83	13.87	9.025	327	76.75	610
Utah	12	1,453,031.20	0.19	8.630	346	79.77	595
Vermont	19	2,400,093.43	0.32	8.688	355	78.93	641
Virginia	246	44,865,735.96	5.98	8.100	348	79.62	607
Washington	93	18,437,096.35	2.46	8.303	356	81.39	612
West Virginia	22	2,278,270.83	0.30	9.075	337	80.03	591
Wisconsin	23	2,782,820.98	0.37	9.966	353	83.95	575
Wyoming	10	1,240,218.14	0.17	8.594	334	82.15	604
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

—————————

(1)

Determined by property address designated as such in the related mortgage.

(2)

Excludes three Home Equity Loans for which a credit score is not available.

COMBINED LOAN-TO-VALUE RATIOS OF ALL HOME EQUITY LOANS (1)

Range of Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(2)
0.01- 49.99	356	$33,232,446.33	4.43%	8.608%	332	39.44%	608
50.00- 54.99	166	18,980,600.15	2.53	8.341	337	52.49	615
55.00- 59.99	172	23,200,155.92	3.09	8.228	342	57.26	614
60.00- 64.99	281	39,186,124.50	5.22	8.100	340	62.24	608
65.00- 69.99	347	50,732,116.22	6.76	8.112	336	67.40	610
70.00- 74.99	496	68,866,177.22	9.18	8.399	343	72.10	607
75.00- 79.99	678	94,840,732.60	12.64	8.518	339	76.73	611
80.00	589	61,143,161.09	8.15	9.039	330	80.00	613
80.01- 85.00	580	91,051,032.88	12.14	8.546	346	82.31	603
85.01- 90.00	758	124,646,764.89	16.61	8.665	347	87.58	596
90.01- 95.00	242	44,545,429.31	5.94	8.662	350	92.49	591
95.01- 100.00	798	99,831,160.73	13.31	9.346	352	99.72	633
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

—————————

(1)

The weighted average Combined Loan-to-Value Ratio of all of the Home Equity Loans is approximately 78.79%.

(2)

Excludes three Home Equity Loans for which a credit score is not available.

CURRENT COUPON RATES OF ALL HOME EQUITY LOANS (1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(2)
6.200 - 6.499	61	$15,034,383.51	2.00%	6.388%	357	78.37%	620
6.500 - 6.999	387	95,587,175.57	12.74	6.801	352	75.94	631
7.000 - 7.499	461	96,711,049.33	12.89	7.267	349	75.24	623
7.500 - 7.999	742	134,386,896.00	17.91	7.759	347	78.77	619
8.000 - 8.499	534	83,786,386.46	11.17	8.248	345	78.68	615
8.500 - 8.999	563	89,147,363.16	11.88	8.743	346	80.84	604
9.000 - 9.499	362	48,959,736.02	6.53	9.253	347	81.87	594
9.500 - 9.999	391	44,999,197.95	6.00	9.779	346	79.80	592
10.000 - 10.499	321	36,406,122.04	4.85	10.233	343	75.14	575
10.500 - 10.999	287	28,465,294.79	3.79	10.726	326	79.28	574
11.000 - 11.499	193	13,673,208.95	1.82	11.231	314	78.25	577
11.500 - 11.999	263	15,393,903.34	2.05	11.760	304	82.37	580
12.000 - 12.499	293	20,500,233.02	2.73	12.232	324	82.92	591
12.500 - 12.999	233	11,645,337.88	1.55	12.747	295	85.90	595
13.000 - 13.499	137	6,172,860.46	0.82	13.240	313	90.93	602
13.500 - 13.999	139	5,767,825.58	0.77	13.737	300	86.62	605
14.000 - 14.499	51	2,459,473.19	0.33	14.269	330	93.94	617
14.500 - 14.999	31	842,660.24	0.11	14.671	280	80.73	594
15.000 - 15.499	9	218,058.11	0.03	15.162	271	80.63	539
15.500 - 15.999	3	66,560.02	0.01	15.587	198	78.87	583
16.000 - 16.499	1	17,560.83	0.00	16.350	274	75.00	438
16.500 -16.600	1	14,615.39	0.00	16.600	96	69.88	535
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

__________________

(1)

The weighted average Coupon Rate of all of the Home Equity Loans is approximately 8.637%.

(2)

Excludes three Home Equity Loans for which a credit score is not available.

LOAN BALANCES OF ALL HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(2)
0.01 - 50,000.00	893	$27,765,617.51	3.70%	12.110%	258	82.89%	598
50,000.01 - 100,000.00	1,773	132,180,934.14	17.62	9.785	325	74.40	606
100,000.01 - 150,000.00	1,061	130,335,916.03	17.37	8.856	342	75.57	603
150,000.01 - 200,000.00	610	105,948,730.82	14.12	8.406	352	77.29	610
200,000.01 - 250,000.00	433	96,811,442.23	12.90	8.185	353	79.90	606
250,000.01 - 300,000.00	236	64,625,473.68	8.61	8.192	353	81.67	612
300,000.01 - 350,000.00	158	51,085,124.10	6.81	7.818	353	80.24	619
350,000.01 - 400,000.00	87	32,597,179.18	4.34	7.799	356	83.67	608
400,000.01 - 450,000.00	72	30,517,343.75	4.07	7.500	357	81.85	619
450,000.01 - 500,000.00	50	23,783,513.16	3.17	7.769	354	83.00	613
500,000.01 - 550,000.00	30	15,715,009.70	2.09	7.613	357	86.80	614
550,000.01 - 600,000.00	25	14,350,651.52	1.91	7.840	349	85.11	615
600,000.01 - 650,000.00	14	8,746,475.29	1.17	7.582	357	85.57	612
650,000.01 - 700,000.00	8	5,332,004.31	0.71	7.595	357	82.32	615
700,000.01 - 750,000.00	5	3,659,291.28	0.49	7.334	357	81.92	647
750,000.01 - 800,000.00	2	1,546,901.11	0.21	7.472	358	85.18	693
800,000.01 - 850,000.00	2	1,661,768.90	0.22	7.402	357	90.38	594
850,000.01 - 900,000.00	2	1,721,959.05	0.23	8.203	356	83.35	612
900,000.01+	2	1,870,566.08	0.25	6.892	355	69.05	558
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

__________________

(1)

The average outstanding Loan Balance of all of the Home Equity Loans is approximately $137,334.

(2)

Excludes three Home Equity Loans for which a credit score is not available.

TYPES OF MORTGAGED PROPERTIES OF ALL HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
Single Family	4,434	$583,652,537.10	77.79%	8.655%	341	77.84%	608
PUD	648	109,100,176.50	14.54	8.553	351	83.58	610
Condominium	158	25,186,710.57	3.36	8.308	353	81.40	621
Townhouse	89	15,518,290.44	2.07	8.103	352	79.11	606
Manufactured Housing	82	9,327,345.58	1.24	9.726	340	75.88	635
Two-Four Family	52	7,470,841.65	1.00	9.390	347	77.10	610
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

__________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

ORIGINAL TERMS TO MATURITY OF ALL HOME EQUITY LOANS (1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(2)
63	1	$71,095.02	0.01%	8.730%	61	45.00%	744
84	2	177,205.15	0.02	7.960	81	72.96	683
96	2	123,233.75	0.02	8.638	91	53.35	600
100	1	73,394.93	0.01	7.970	97	44.12	630
102	1	109,848.41	0.01	8.740	99	65.49	565
108	1	4,803.22	0.00	14.050	24	66.67	652
120	68	3,086,324.51	0.41	8.787	106	59.70	633
132	1	123,489.34	0.02	6.980	131	45.13	724
144	3	133,155.44	0.02	11.320	116	79.45	602
150	2	166,618.44	0.02	8.885	144	78.26	695
156	1	312,621.07	0.04	6.570	155	73.00	618
180	366	21,795,361.97	2.91	9.613	155	73.01	613
190	1	76,242.18	0.01	8.820	185	83.70	594
204	2	116,507.45	0.02	8.450	183	66.62	612
214	1	46,890.37	0.01	12.250	126	77.33	516
216	2	100,324.73	0.01	9.802	193	69.83	589
228	1	75,000.00	0.01	7.160	227	73.53	661
240	203	17,083,936.50	2.28	8.776	224	72.06	623
245	1	139,175.51	0.02	8.480	244	87.67	600
252	1	70,282.27	0.01	7.880	248	70.49	690
300	29	3,215,378.52	0.43	8.582	289	72.62	615
336	3	372,816.67	0.05	8.871	333	80.44	612
360	4,770	702,782,196.39	93.67	8.604	354	79.27	608
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

__________________

(1)

The weighted average Original Term to Maturity of all of the Home Equity Loans is approximately 350 months.

(2)

Excludes three Home Equity Loans for which a credit score is not available.

REMAINING TERMS TO MATURITY OF ALL HOME EQUITY LOANS (1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(2)
1- 60	38	$401,818.06	0.05%	11.894%	31	70.75%	614
61-120	227	8,957,952.73	1.19	10.473	99	70.11	600
121-180	257	19,441,616.31	2.59	9.201	172	72.57	620
181-240	143	15,165,970.33	2.02	8.365	236	71.04	628
241-300	537	31,131,605.46	4.15	11.289	274	81.54	569
301-360	4,261	675,156,938.95	89.99	8.479	357	79.14	610
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

__________________

(1)

The weighted average Remaining Term to Maturity of all of the Home Equity Loans is approximately 343 months.

(2)

Excludes three Home Equity Loans for which a credit score is not available.

SEASONING OF ALL HOME EQUITY LOANS (1)

Range of Seasoning (months)	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(2)
0	43	$6,534,343.05	0.87%	7.825%	340	70.72%	623
1-6	4,514	695,357,849.47	92.68	8.469	349	78.70	612
7-12	66	9,589,226.99	1.28	9.665	350	81.79	574
13-18	19	1,520,056.53	0.20	9.780	340	75.78	496
19-24	2	76,584.49	0.01	8.957	314	84.79	602
25-30	2	122,914.34	0.02	11.688	332	83.79	649
43-48	1	67,198.81	0.01	6.400	314	83.00	458
67-72	5	182,852.08	0.02	12.381	215	79.03	579
73-78	12	565,153.80	0.08	12.108	244	78.19	522
79-84	143	6,030,128.14	0.80	11.957	224	80.56	555
85-90	424	20,718,411.12	2.76	11.698	242	81.67	569
91-96	48	2,053,908.89	0.27	10.938	208	81.97	596
97-102	179	7,235,083.92	0.96	11.307	217	80.41	577
103-107	5	202,190.21	0.03	11.386	199	78.63	520
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

__________________

(1)

The weighted average Seasoning of all of the Home Equity Loans is approximately 7 months.

(2)

Excludes three Home Equity Loans for which a credit score is not available.

OCCUPANCY STATUS OF ALL HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
Investor Owned	113	$6,869,906.69	0.92%	10.417%	304	73.13%	636
Owner Occupied	5,307	738,560,989.96	98.44	8.618	343	78.89	608
Second Home	43	4,825,005.19	0.64	9.113	337	71.41	621
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

__________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

LIEN POSITIONS OF ALL HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
First Lien	4,800	$714,555,509.75	95.24%	8.447%	343	78.13%	607
Second Lien	663	35,700,392.09	4.76	12.453	341	92.10	636
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

__________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

DOCUMENTATION TYPES OF ALL HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
Full Documentation	4,588	$600,631,505.52	80.06%	8.636%	342	79.15%	604
Limited Documentation	225	37,851,887.44	5.05	8.840	345	76.88	621
No Income Verification	650	111,772,508.88	14.90	8.576	350	77.50	631
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

__________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

CREDIT GRADES OF ALL HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
N/A	1	$56,709.01	0.01%	9.000%	272	99.61%	708
A+	1,551	241,147,567.92	32.14	7.955	346	82.18	640
A1	2,130	312,062,129.21	41.59	8.399	345	78.32	610
A2	854	96,849,957.91	12.91	9.211	333	77.94	586
B	515	57,763,358.70	7.70	10.140	340	74.54	549
C1	250	24,496,665.82	3.27	10.777	335	72.89	555
C2	115	13,091,808.80	1.74	10.756	344	68.37	561
D	43	4,439,753.62	0.59	12.341	345	65.41	571
F	4	347,950.85	0.05	8.751	356	64.62	632
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

__________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

CREDIT SCORES OF ALL HOME EQUITY LOANS (1)

Range of Credit Scores (2)	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(4)
390 - 399	1	$41,448.27	0.01%	12.000%	260	70.00%	390
400 - 499	212	14,762,700.58	1.97	11.059	289	77.82	472
500 - 524	272	33,188,577.61	4.42	10.334	342	75.16	511
525 - 549	177	18,695,920.68	2.49	9.697	321	78.88	537
550 - 574	706	93,616,455.19	12.48	9.013	346	76.02	563
575 - 599	1,168	183,729,671.61	24.49	8.458	349	81.20	588
600 - 624	947	132,210,985.62	17.62	8.441	344	78.46	611
625 - 649	855	124,796,660.19	16.63	8.333	345	77.79	637
650 - 674	584	79,984,997.57	10.66	8.374	341	79.69	662
675 - 699	279	37,293,837.79	4.97	8.242	341	79.85	684
700+	259	31,766,879.34	4.23	8.170	332	79.18	731
None	3	167,767.39	0.02	11.836	307	57.81	N/A
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

__________________

(1)

The weighted average Credit Score of all of the Home Equity Loans is approximately 609.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is “None” consist of Home Equity Loans where no credit score can be obtained for the related borrower.

(4)

Excludes three Home Equity Loans for which a credit score is not available.

PRODUCT TYPES OF ALL HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(3)
2/28 6 MO LIBOR	1,034	$160,723,262.34	21.42%	8.848%	353	79.10%	588
2/28 6 MO LIBOR 40/30 Balloon	531	144,590,629.33	19.27	7.765	357	81.96	610
2/28 6 MO LIBOR 50/30 Balloon	88	26,282,231.10	3.50	7.875	358	94.21	634
2/28 6 MO LIBOR IO	10	2,219,962.38	0.30	7.691	356	95.77	641
3/27 6 MO LIBOR	61	9,655,159.70	1.29	8.717	357	80.12	593
3/27 6 MO LIBOR 40/30 Balloon	38	9,548,321.96	1.27	7.622	357	84.48	625
3/27 6 MO LIBOR 50/30 Balloon	5	1,445,131.25	0.19	7.593	359	98.49	656
5/25 6 MO LIBOR	1	67,198.81	0.01	6.400	314	83.00	458
6 MO LIBOR	27	1,900,579.11	0.25	11.399	292	83.41	543
Fixed Rate	3,339	328,520,217.21	43.79	9.143	329	75.82	614
Fixed Rate 30/15 Balloon	54	2,696,626.04	0.36	11.947	138	90.67	578
Fixed Rate 40/30 Balloon	242	53,503,521.70	7.13	7.780	357	75.83	616
Fixed Rate 50/30 Balloon	31	8,488,060.91	1.13	7.630	359	85.44	638
Fixed Rate IO	2	615,000.00	0.08	7.217	357	63.60	727
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

__________________

(1)

Excluding IO ARMs and Balloon.

(2)

Excluding IO Fixed Rate and Balloon.

(3)

Excludes three Home Equity Loans for which a credit score is not available.

PREPAYMENT PENALTIES AS OF ORIGINATION OF ALL HOME EQUITY LOANS

Prepayment Penalty (months)	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
N/A	2,905	$336,783,920.97	44.89%	8.991%	338	77.65%	608
12	144	22,414,311.21	2.99	8.648	337	76.71	612
24	383	80,868,568.61	10.78	8.095	356	87.65	611
36	1,770	296,786,268.27	39.56	8.258	350	77.63	610
48	1	49,134.91	0.01	11.200	273	90.00	573
60	260	13,353,697.87	1.78	11.390	236	83.25	567
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

__________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

PURPOSE OF ALL HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
Cash Out Refinance	4,098	$544,933,095.97	72.63%	8.595%	341	75.48%	608
Purchase	758	101,229,998.52	13.49	8.895	351	93.22	619
Rate/Term Refinance	607	104,092,807.35	13.87	8.610	344	82.07	603
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

DEBT TO INCOME RATIO OF ALL HOME EQUITY LOANS

Debt to Income Ratio	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
0.01 - 20.00	259	$26,013,529.17	3.47%	8.890%	330	68.76%	615
20.01 - 25.00	317	30,682,209.84	4.09	8.767	329	73.35	613
25.01 - 30.00	476	55,695,589.40	7.42	8.481	336	73.71	605
30.01 - 35.00	671	86,438,214.33	11.52	8.506	338	75.31	610
35.01 - 40.00	860	112,278,356.50	14.97	8.643	341	76.94	614
40.01 - 45.00	1,211	174,512,396.78	23.26	8.614	343	79.58	609
45.01 - 50.00	1,343	210,746,751.98	28.09	8.630	349	81.64	608
50.01 - 55.00	292	47,390,975.44	6.32	8.923	353	87.56	598
55.01 - 60.00	32	6,339,429.70	0.84	8.702	355	88.76	613
60.01+	2	158,448.70	0.02	12.259	318	97.13	654
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

FIXED RATE/ARM STATUS OF ALL HOME EQUITY LOANS

Fixed Rate/ARM	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
ARM	1,795	$356,432,475.98	47.51%	8.301%	355	81.76%	602
Fixed Rate	3,668	393,823,425.86	52.49	8.942	332	76.11	615
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

INTEREST ONLY STATUS OF ALL HOME EQUITY LOANS

Interest Only	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
Interest Only	12	$2,834,962.38	0.38%	7.588%	356	88.79%	660
Not Interest Only	5,451	747,420,939.46	99.62	8.641	343	78.75	609
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

BANKRUPTCY STATUS OF ALL HOME EQUITY LOANS

Bankruptcy	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
Not Bankruptcy	5,459	$749,834,595.44	99.94%	8.636%	343	78.79%	609
Bankruptcy	4	421,306.40	0.06	10.623	330	73.49	557
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

SECTION 32 STATUS OF ALL HOME EQUITY LOANS

Section 32	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
Not Section 32	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

GROSS MARGIN OF ALL HOME EQUITY LOANS(1)

Gross Margin (%)	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(2)
N/A	3,668	$393,823,425.86	52.49%	8.942%	332	76.11%	615
2.250 - 2.499	2	286,985.34	0.04	7.319	345	80.70	566
3.000 - 3.499	2	382,007.02	0.05	7.397	358	92.18	595
3.500 - 3.999	40	10,992,996.53	1.47	6.609	356	72.41	629
4.000 - 4.499	129	35,722,202.46	4.76	6.794	356	76.56	619
4.500 - 4.999	208	50,815,408.94	6.77	7.167	355	80.55	613
5.000 - 5.499	194	43,917,104.48	5.85	7.619	356	80.40	610
5.500 - 5.999	248	53,496,553.82	7.13	8.051	355	82.66	605
6.000 - 6.499	233	48,185,181.36	6.42	8.584	355	85.23	603
6.500 - 6.999	231	39,728,825.37	5.30	9.060	353	87.06	599
7.000 - 7.499	286	38,865,572.83	5.18	9.803	355	81.87	578
7.500 - 7.999	165	25,430,909.27	3.39	10.261	355	79.93	573
8.000 - 8.499	42	7,139,662.41	0.95	10.628	350	84.08	577
8.500 - 8.999	7	1,012,350.18	0.13	11.575	333	91.71	584
9.000 - 9.499	4	316,423.07	0.04	12.743	340	68.95	565
9.500 - 9.999	2	75,482.66	0.01	15.098	274	79.11	497
10.000 -10.499	1	29,989.99	0.00	15.500	275	96.40	638
10.500 -10.700	1	34,820.25	0.00	11.150	333	42.79	589
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

________________

(1)

The weighted average Gross Margin of all Home Equity Loans is approximately 5.876%.

(2)

Excludes three Home Equity Loans for which a credit score is not available.

MINIMUM INTEREST RATE OF ALL HOME EQUITY LOANS

Minimum Interest Rate (%)	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
N/A	3,668	$393,823,425.86	52.49%	8.942%	332	76.11%	615
6.000 - 6.499	59	14,741,838.60	1.96	6.391	357	78.48	620
6.500 - 6.999	179	49,394,899.95	6.58	6.773	357	78.51	626
7.000 - 7.499	173	46,239,379.29	6.16	7.279	357	79.80	614
7.500 - 7.999	267	64,613,811.75	8.61	7.752	357	83.74	610
8.000 - 8.499	189	40,329,661.74	5.38	8.249	357	84.18	612
8.500 - 8.999	216	45,056,416.25	6.01	8.755	357	85.76	596
9.000 - 9.499	170	27,701,169.63	3.69	9.259	356	85.64	587
9.500 - 9.999	170	23,729,244.42	3.16	9.817	352	81.51	579
10.000 -10.499	183	24,293,179.50	3.24	10.262	354	74.31	569
10.500 -10.999	117	15,190,863.36	2.02	10.798	345	81.01	563
11.000 -11.499	20	2,077,568.61	0.28	11.404	317	77.12	539
11.500 -11.999	21	1,490,205.25	0.20	12.002	277	81.43	513
12.000 -12.499	10	700,958.56	0.09	12.843	295	76.11	578
12.500 -12.999	9	339,338.37	0.05	13.058	274	74.53	560
13.000 -13.499	3	126,884.31	0.02	13.882	260	72.38	528
13.500 -13.999	5	260,190.63	0.03	14.243	274	84.80	519
14.000 -14.499	2	71,383.10	0.01	14.848	276	86.89	579
14.500 -14.650	2	75,482.66	0.01	15.098	274	79.11	497
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

MAXIMUM INTEREST RATE OF ALL HOME EQUITY LOANS

Maximum Interest Rate (%)	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
N/A	3,668	$393,823,425.86	52.49%	8.942%	332	76.11%	615
12.400 - 12.499	1	67,198.81	0.01	6.400	314	83.00	458
13.000 - 13.499	59	14,888,962.81	1.98	6.403	357	78.55	621
13.500 - 13.999	183	49,947,239.33	6.66	6.785	357	78.44	625
14.000 - 14.499	174	46,543,989.72	6.20	7.288	357	79.76	613
14.500 - 14.999	267	64,701,904.67	8.62	7.767	357	83.92	610
15.000 - 15.499	188	40,053,101.16	5.34	8.256	357	84.34	613
15.500 - 15.999	213	44,492,292.83	5.93	8.748	357	85.68	596
16.000 - 16.499	169	27,458,796.76	3.66	9.261	356	85.54	587
16.500 - 16.999	170	23,733,809.34	3.16	9.821	352	81.52	579
17.000 - 17.499	183	24,293,179.50	3.24	10.262	354	74.31	569
17.500 - 17.999	116	15,109,989.56	2.01	10.798	345	80.96	563
18.000 - 18.499	20	2,077,568.61	0.28	11.404	317	77.12	539
18.500 - 18.999	21	1,490,205.25	0.20	12.002	277	81.43	513
19.000 - 19.499	10	700,958.56	0.09	12.843	295	76.11	578
19.500 - 19.999	9	339,338.37	0.05	13.058	274	74.53	560
20.000 - 20.499	3	126,884.31	0.02	13.882	260	72.38	528
20.500 - 20.999	5	260,190.63	0.03	14.243	274	84.80	519
21.000+	4	146,865.76	0.02	14.976	275	82.89	537
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

INITIAL PERIODIC RATE CAP OF ALL HOME EQUITY LOANS

Initial Periodic Rate Cap (%)	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
N/A	3,668	$393,823,425.86	52.49%	8.942%	332	76.11%	615
1.000	22	1,330,246.72	0.18	12.072	265	85.46	538
1.500	6	697,263.78	0.09	9.767	356	79.76	555
2.000	109	7,115,006.62	0.95	11.524	275	82.84	560
3.000	1,658	347,289,958.86	46.29	8.218	357	81.72	603
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

SUBSEQUENT PERIODIC RATE CAP OF ALL HOME EQUITY LOANS

Subsequent Periodic Rate Cap (%)	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
N/A	3,668	$393,823,425.86	52.49%	8.942%	332	76.11%	615
1.000	149	11,336,088.46	1.51	10.904	295	82.99	568
1.500	1,639	344,249,165.67	45.88	8.216	357	81.74	603
2.000	1	67,198.81	0.01	6.400	314	83.00	458
3.000	6	780,023.04	0.10	8.133	358	71.18	608
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

NEXT INTEREST RATE ADJUSTMENT DATES OF ALL HOME EQUITY LOANS

Adjustment Date	Number of Home Equity Loans	Cut-Off Date Loan Balance	% of Cut-Off Date Loan Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined LTV	Weighted Average Credit Score(1)
N/A	3,668	$393,823,425.86	52.49%	8.942%	332	76.11%	615
02/15/07	9	429,802.45	0.06	10.923	287	84.20	567
03/01/07	8	329,105.51	0.04	11.717	277	77.21	569
04/01/07	6	447,922.81	0.06	11.702	305	88.28	542
04/12/07	1	88,094.09	0.01	11.900	332	100.00	673
04/15/07	11	566,748.01	0.08	11.496	281	82.88	506
05/01/07	20	1,417,850.90	0.19	11.439	276	80.46	563
05/12/07	1	66,699.60	0.01	12.125	273	90.00	565
05/15/07	7	473,916.79	0.06	10.289	296	84.33	537
05/30/07	1	70,377.36	0.01	11.250	273	100.00	674
06/01/07	20	1,251,817.05	0.17	11.607	272	81.84	567
06/15/07	7	633,126.50	0.08	11.117	274	84.50	607
07/01/07	20	1,490,998.21	0.20	11.954	272	83.84	569
07/15/07	10	610,349.84	0.08	11.782	271	80.54	567
08/01/07	15	996,692.70	0.13	12.006	272	82.08	522
09/01/07	1	130,427.18	0.02	10.560	343	61.33	570
10/01/07	2	201,364.28	0.03	8.814	344	95.53	529
10/15/07	1	58,700.13	0.01	7.000	344	90.49	505
11/01/07	3	215,662.19	0.03	8.106	343	65.94	522
11/15/07	1	99,802.04	0.01	10.600	345	43.67	531
12/01/07	1	68,306.27	0.01	8.750	346	83.90	445
01/01/08	1	375,848.85	0.05	11.430	347	70.49	451
01/15/08	1	44,422.22	0.01	6.990	347	98.46	448
02/01/08	3	337,671.33	0.05	10.110	348	81.67	520
03/15/08	3	692,615.97	0.09	10.123	349	81.83	553
04/01/08	4	506,492.76	0.07	7.066	345	97.74	587
04/15/08	3	346,219.81	0.05	9.974	350	57.40	578
05/01/08	5	881,509.87	0.12	9.365	351	88.54	535
05/15/08	3	389,267.93	0.05	9.446	351	92.70	646
06/01/08	4	909,870.98	0.12	7.801	352	91.21	580
06/15/08	5	674,219.25	0.09	10.516	352	78.27	613
07/01/08	2	274,322.73	0.04	10.052	353	51.33	603
07/15/08	1	219,548.41	0.03	10.430	353	55.00	513
08/01/08	13	1,724,340.40	0.23	9.679	354	90.49	590
08/15/08	62	11,730,914.28	1.56	8.237	354	71.33	607
09/01/08	139	28,923,358.49	3.86	8.026	355	78.97	602
09/15/08	63	11,302,022.42	1.51	8.351	355	77.25	594
10/01/08	183	39,985,212.37	5.33	8.368	356	79.26	593
10/15/08	77	15,784,578.08	2.10	8.163	356	79.18	596
11/01/08	203	41,369,177.22	5.51	7.980	357	78.61	602
11/15/08	80	15,988,649.31	2.13	8.103	357	79.59	600
12/01/08	253	59,329,411.85	7.91	8.118	358	85.52	613
12/15/08	134	27,352,113.71	3.65	8.526	358	82.62	601
01/01/09	303	66,467,158.84	8.86	8.202	359	85.65	608
01/15/09	2	407,708.45	0.05	10.093	359	83.84	520
02/01/09	2	291,411.71	0.04	9.197	356	81.92	566
05/01/09	3	843,191.04	0.11	9.806	351	71.91	588
08/01/09	1	197,745.48	0.03	8.780	354	77.25	549
08/15/09	5	1,073,185.48	0.14	7.921	354	73.75	637
09/01/09	6	856,594.01	0.11	8.632	355	73.90	609
09/15/09	6	1,132,685.43	0.15	8.094	355	83.32	611
10/01/09	11	2,394,747.94	0.32	7.359	356	74.47	604
10/15/09	1	77,161.11	0.01	9.730	356	35.12	582
11/01/09	16	3,066,828.57	0.41	8.499	357	85.71	591
11/15/09	6	955,471.97	0.13	7.878	357	83.39	626
12/01/09	12	2,459,720.87	0.33	7.948	358	85.91	603
12/15/09	15	2,891,970.65	0.39	7.886	358	87.65	629
01/01/10	19	4,527,342.28	0.60	8.134	359	90.04	629
Total	5,463	$750,255,901.84	100.00%	8.637%	343	78.79%	609

________________

(1)

Excludes three Home Equity Loans for which a credit score is not available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSTAR FUNDING LLC

By:  /s/ Gregory A. Oniu

Name:  Gregory A. Oniu

Title:    Treasurer

Date:  February 12, 2007